[GRAPHIC]
      NAVIGATOR TAXABLE INCOME FUNDS:
   ---------------------------------------------------------------------------

      NAVIGATOR CLASS OF LEGG MASON U.S. GOVERNMENT

       INTERMEDIATE-TERM PORTFOLIO
      NAVIGATOR CLASS OF LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO NAVIGATOR CLASS OF LEGG MASON HIGH YIELD PORTFOLIO




                     NAVIGATOR SHARES PROSPECTUS May 3, 1999






                              [LEGG MASON FUNDS LOGO]
                                 HOW TO INVEST(SM)


     As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

       TABLE OF CONTENTS

       ABOUT THE FUNDS:
       ------------------------------------------------------------------------

   1     Investment objectives
   4     Principal risks
   6     Performance
   9     Fees and expenses of the funds
  10     Management

       ABOUT YOUR INVESTMENT:
       ------------------------------------------------------------------------


  11     How to invest
  12     How to sell your shares
  13     Account policies
  14     Services for investors
  15     Dividends and taxes
  16     Financial highlights

       LEGG MASON INCOME TRUST, INC.
[GRAPHIC]
       INVESTMENT OBJECTIVES
  ----------------------------------------------------------------------------

       The Legg Mason Income Trust, Inc. offers four series, three of which are offered through this prospectus: Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio and Legg Mason High Yield Portfolio.

       Western Management Company is the fund's adviser. Western Asset's approach in managing these three funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities developed by Webster's Research Group. Each fund is managed in accordance with the investment objective and policies described below.

       U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO


       INVESTMENT OBJECTIVE: High current income consistent with prudent investment risk and liquidity needs.

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund, under normal circumstances, invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities will be included in the 75% limitation.

       The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by Standard & Poor's or Moody's Investors Service, Inc., securities comparably rated by another nationally recognized statistical rating organization, or unrated securities judged by the adviser to be of comparable quality.

       Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between three and ten years.

       The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

                                                    Legg Mason Income Trust    1

       INVESTMENT GRADE INCOME PORTFOLIO


       INVESTMENT OBJECTIVE: High level of current income through investment in a diversified portfolio of debt securities.

       PRINCIPAL INVESTMENT STRATEGIES:


       The fund invests primarily in fixed-income securities which the adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between five and twenty years.

       The fund, under normal circumstances, invests at least 75% of its total assets in the following types of investment grade fixed income securities:

          o Debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the adviser to be of comparable quality;

          o Securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

          o Commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment or, if unrated by Moody's or S&P, judged by the adviser to have investment quality comparable to securities which may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

          o Preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the adviser to be of comparable quality.

       The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

          o Debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P or, if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and

          o Securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

       Securities purchased by the fund may be privately placed. The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

2    Legg Mason Income Trust

       HIGH YIELD PORTFOLIO


       INVESTMENT OBJECTIVES: High current income and, secondarily, capital appreciation.

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund's adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed income securities, including those commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic corporate debt securities and debt securities of other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed income securities in which the fund invests are rated BBB/Baa or lower, or are unrated but deemed by the adviser to be of equivalent quality.

       The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in fixed income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another nationally recognized statistical rating organization, or unrated securities deemed by the adviser to be of equivalent quality.

       The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

       The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

       The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. As a result, the fund may not achieve its investment objective when so invested.

                                                    Legg Mason Income Trust    3

[GRAPHIC]
       PRINCIPAL RISKS
  ----------------------------------------------------------------------------

       IN GENERAL:

       As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. There is no guarantee that any fund will achieve its objective.

       INTEREST RATE RISK:

       Each fund is subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates increase.

       Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

       CREDIT RISK:

       Each fund is also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

       Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk of exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest.

       Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

       CALL RISK:

       Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was called.

       SPECIAL RISKS OF HIGH YIELD SECURITIES:

       Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of the High Yield Portfolio. Investment Grade Portfolio can invest in them to a limited extent.

       SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES:

       Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's

4    Legg Mason Income Trust
       return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

       OTHER RISKS:


       The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

       The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

       The investment strategies employed by the funds often involve high turnover rates. This results in higher trading costs and could cause a fund to realize higher levels of taxable gains.

       Compliance with the percentage investment policies and limitations described in this prospectus is measured as of the time an investment is made. A fund is not required to sell a security if changing market prices or changes in the level of fund assets cause a percentage limitation to be exceeded. Accordingly, a fund's composition at any given time may not be within the stated limitations.

       YEAR 2000:

       Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their manager, distributor or adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities.

       While no one knows if these problems will have any impact on the funds or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

       Whether these steps will be effective can only be known for certain in the year 2000.

                                                    Legg Mason Income Trust    5

[GRAPHIC]
       PERFORMANCE
   ----------------------------------------------------------------------------

       The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund's current yield, call toll-free 1-800-822-5544.

       The Navigator Class of High Yield commenced operations on May 5, 1998. The returns presented for High Yield are for the fund's Primary Class shares, which are not offered in this prospectus. Primary shares and Navigator shares are invested in the same portfolio of securities. Annual returns for Primary shares and Navigator shares differ only to the extent that Navigator shares pay lower expenses, and therefore have higher returns.

       U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO -- NAVIGATOR CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

[BAR CHART APPEARS HERE]

 1995     1996     1997     1998
 ----     ----     ----     ----
14.45%    5.09%    7.45%    7.16%


               DURING THE LAST FOUR CALENDAR YEARS OF THE CLASS:

                       QUARTER ENDED      TOTAL RETURN
------------------- ------------------ -------------------
  BEST QUARTER         JUNE 30, 1995        +4.90%
  WORST QUARTER        JUNE 30, 1999        -1.01%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Salomon Brothers Medium-Term
       Treasury/Government-Sponsored Index.

                                          1 YEAR        LIFE OF CLASS (a)
-------------------------------------- ------------   -----------------------
  U.S. GOVERNMENT INTERMEDIATE-TERM
  PORTFOLIO                               +7.16%         +8.43%
  SALOMON BROTHERS MEDIUM-TERM
  TREASURY/GOVERNMENT-SPONSORED
  INDEX                                   +8.51%         +8.53%

       These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.
       ---------
       (a) December 1, 1994 (commencement of operations) to December 31, 1998.

6    Legg Mason Income Trust

       INVESTMENT GRADE INCOME PORTFOLIO -- NAVIGATOR CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

[BAR CHART APPEARS HERE]

  1996     1997     1998
  ----     ----     ----
  4.88%   10.95%    7.57%


              DURING THE LAST THREE CALENDAR YEARS OF THE CLASS:

                        QUARTER ENDED      TOTAL RETURN
------------------- ------------------- -------------------
  BEST QUARTER          JUNE 30, 1997        +4.18%
  WORST QUARTER        MARCH 31, 1996        -1.41%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Salomon Brothers Broad Investment-Grade Bond Index.


                                           1 YEAR        LIFE OF CLASS (a)
--------------------------------------- ------------   -----------------------
  INVESTMENT GRADE INCOME PORTFOLIO        +7.57%         +8.17%
  SALOMON BROTHERS BROAD
  INVESTMENT-GRADE BOND INDEX              +8.71%         +7.55%

       These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.
       ---------
       (a) December 1, 1995 (commencement of operations) to December 31, 1998.

                                                   Legg Mason Income Trust     7

       HIGH YIELD PORTFOLIO -- PRIMARY CLASS


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):


[BAR CHART APPEARS HERE]

   1995      1996      1997      1998
  18.01%    14.91%    15.86%    (1.79)%

               DURING THE LAST FOUR CALENDAR YEARS OF THE CLASS:

                         QUARTER ENDED        TOTAL RETURN
------------------- ---------------------- -------------------
  BEST QUARTER           MARCH 31, 1999        +11.34%
  WORST QUARTER       SEPTEMBER 30, 1998        -9.52%

       In the following table, average annual total returns as of December 31, 1998, are compared with the Lehman High Yield Index.

                                        1 YEAR        LIFE OF CLASS
------------------------------------ ------------   ---------------------
  HIGH YIELD PORTFOLIO -- PRIMARY
  CLASS                                  -1.79%        +8.57%(a)
  LEHMAN HIGH YIELD INDEX               +1.87%         +8.44%

       These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.
       ---------
       (a) February 1, 1994 (commencement of operations) to December 31, 1998.

8    Legg Mason Income Trust

[GRAPHIC]
       FEES AND EXPENSES OF THE FUNDS
   ----------------------------------------------------------------------------

       The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets, so they will lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge or redemption fee and are not subject to a 12b-1 fee.

       The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.

                           ANNUAL FUND OPERATING EXPENSES
                    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
                                    GOVERNMENT        INVESTMENT         HIGH
                                  INTERMEDIATE          GRADE            YIELD
--------------------------------  -----------       -------------     ---------
  MANAGEMENT FEES                   0.55%(a)          0.60%(a)           0.20%
  DISTRIBUTION AND/OR SERVICE
  (12B-1) FEES                      NONE              NONE               NONE
  OTHER EXPENSES                    0.11%             0.20%             0.14%
--------------------------------  ------------       -----------         -------
  TOTAL ANNUAL FUND OPERATING
  EXPENSES                          0.66%(a)          0.80%(a)          0.79%

       (a) The manager has a voluntary agreement to waive fees so that Navigator Class expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of .50% of average daily net assets attributable to Navigator shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue until August 1, 1999, but may be terminated at any time.

       EXAMPLE:

       This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) that you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------- ---------- ----------- ----------- -----------
  GOVERNMENT INTERMEDIATE     $  67      $  211      $  368      $  822
  INVESTMENT GRADE            $  82      $  255      $  444      $  990
  HIGH YIELD                  $  81      $  252      $  439      $  978

       Under the fee waiver arrangements described above, your costs for the one-, three-, five- and ten-year periods would be: for Government Intermediate, $47, $148, $258 and $579, respectively; and for Investment Grade, $46, $144, $252 and $567, respectively.

                                                    Legg Mason Income Trust    9

[GRAPHIC]
       MANAGEMENT
  ----------------------------------------------------------------------------

       MANAGEMENT AND ADVISER:

       Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. The manager is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. The manager acts as adviser or manager to twenty investment company portfolios which had aggregate assets under management of approximately $18.1 billion as of March 31, 1999.

       For its services during the fiscal year ended December 31, 1998, each fund paid the manager a percentage of its average daily net assets as follows:

  GOVERNMENT INTERMEDIATE         0.35%
  INVESTMENT GRADE                0.25%
  HIGH YIELD                      0.65%

       Western Asset Management Company, 117 East Colorado Boulevard, Pasadena,
       California 91105, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The adviser acts as investment adviser to investment companies and private accounts with aggregate assets of $52.5 billion as of March 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

       For its services, the manager paid the adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows, for the fiscal year ended December 31, 1998:
  GOVERNMENT INTERMEDIATE     0.20%, NOT TO EXCEED THE FEE PAID TO THE
                              MANAGER (AFTER ANY FEE WAIVERS)
  INVESTMENT GRADE            0.24%, OR 40% OF THE FEE RECEIVED BY THE
                              MANAGER
  HIGH YIELD                  0.50%, OR 77% OF THE FEE RECEIVED BY THE
                              MANAGER

       DISTRIBUTOR OF THE FUNDS' SHARES:

       Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, distributes the funds' shares under separate Underwriting Agreements with each fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors; the printing and distribution of prospectuses, statements of additional information, and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense); supplementary sales literature; and advertising materials.

       The manager, adviser, and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

       Government Intermediate, Investment Grade and High Yield currently offer two classes of shares -- Class A (known as "Primary shares") and Class Y (known as "Navigator shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

10   Legg Mason Income Trust

[GRAPHIC]
       HOW TO INVEST
  ----------------------------------------------------------------------------

       Navigator Class shares are currently offered for sale only to:

          o Institutional clients of Legg Mason Trust Company ("Institutional Clients") for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

          o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

          o Clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

          o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

          o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999, for investment of their own monies and monies for which they act in a fiduciary capacity.

       Eligible investors may purchase Navigator shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator shares.

       Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this prospectus.

       Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, your order will be processed at the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

       Purchase orders received by Legg Mason before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day. Payment must be made within three business days to the selling organization.

       You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed.

                                                   Legg Mason Income Trust    11

[GRAPHIC]
       HOW TO SELL YOUR SHARES
  ----------------------------------------------------------------------------

       To redeem your shares by telephone:

          o Legg Mason clients may call 1-800-822-5544

       Please have available the number of shares (or dollar amount) to be redeemed and the account number.

       The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

       Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.

       Redemption orders received by Legg Mason before the close of the Exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the Exchange will be processed at the closing net asset value on the next day the Exchange is open.

       Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account.

       Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

12    Legg Mason Income Trust

[GRAPHIC]
       ACCOUNT POLICIES
   ----------------------------------------------------------------------------

       Net asset value per Navigator Class share is determined daily, as of the close of the New York Stock Exchange, on every day the Exchange is open. To calculate each fund's Navigator share price, the fund's assets attributable to Navigator shares are valued and totaled, liabilities attributable to Navigator shares are subtracted, and the resulting net assets are divided by the number of Navigator shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

       Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

       Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

       If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

       Each fund reserves the right to:

          o Reject any order for shares or suspend the offering of shares for a period of time.

          o Change its minimum investment amounts.

          o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

                                                    Legg Mason Income Trust   13

[GRAPHIC]
       SERVICES FOR INVESTORS
   ----------------------------------------------------------------------------

       CONFIRMATIONS AND ACCOUNT STATEMENTS:

       Confirmations will be sent to Institutional Clients after each transaction involving Navigator shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

       EXCHANGE PRIVILEGE:

       Navigator shares of a fund may be exchanged for Navigator shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

       There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

       Each fund reserves the right to:

          o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year.

          o Terminate or modify the exchange privilege after 60 days' notice to shareholders.

       Some Institutional Clients may not offer all of the Navigator funds for exchange.

14   Legg Mason Income Trust

[GRAPHIC]
       DIVIDENDS AND TAXES
   ----------------------------------------------------------------------------

       Government Intermediate and Investment Grade each declares dividends from its net investment income daily and pays them monthly. High Yield declares and pays these dividends monthly.

       Each fund declares and pays dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the tax year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

       Your dividends and distributions will be automatically reinvested in additional shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify Legg Mason at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in Navigator shares of another Legg Mason fund. Qualified retirement plans that obtained Navigator shares through exchange generally receive dividends and distributions in additional shares of the distributing fund.

       If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

       Fund dividends and distributions are taxable to investors (other than qualified retirement plans and other tax exempt investors) whether received in cash or reinvested in additional Navigator shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

       The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

       A tax statement will be sent to each investor at the end of each year detailing the tax status of your distributions.

       Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The funds will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

       Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

                                                   Legg Mason Income Trust    15

[GRAPHIC]
       FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

       The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                 U.S. GOVERNMENT INTERMEDIATE NAVIGATOR CLASS

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS
                                      ---------------------------------------------------------
                                                          NET REALIZED &
                                                         UNREALIZED GAIN
                                                           (LOSS) ON
  FOR THE             NET ASSET              NET          INVESTMENTS,         TOTAL FROM
  YEARS ENDED         VALUE,            INVESTMENT         OPTIONS AND         INVESTMENT
  DEC. 31,      BEGINNING OF YEAR         INCOME            FUTURES            OPERATIONS

  1998          $    10.40              $  .61 (a)       $   .11            $     .72
  1997               10.31                 .65 (a)           .09                  .74
  1996               10.47                 .67 (a)          (.16)                 .51
  1995                9.72                 .62 (a)           .75                 1.37
  1994 (b)            9.72                 .05 (a)            --                  .05
                                            DISTRIBUTIONS
--------------------------------------------------------------------------------------
                                 IN EXCESS      FROM NET
  FOR THE          FROM NET      OF NET        REALIZED                       NET ASSET
  YEARS ENDED    INVESTMENT    INVESTMENT      GAIN ON           TOTAL        VALUE,
  DEC. 31,         INCOME        INCOME       INVESTMENTS   DISTRIBUTIONS   END OF YEAR

  1998          $   (.60)    $    (.01)      $   --        $   (.61)       $   10.51
  1997              (.64)         (.01)          --            (.65)           10.40
  1996              (.66)         (.01)          --            (.67)           10.31
  1995              (.62)           --           --            (.62)           10.47
  1994 (b)          (.05)           --           --            (.05)            9.72
                                                  RATIOS/SUPPLEMENTAL DATA
                --------------------------------------------------------------------------------------------------
                                      RATIO OF        NET INVESTMENT
                                      EXPENSES         INCOME (LOSS)
  FOR THE                          TO AVERAGE           TO AVERAGE              PORTFOLIO         NET ASSETS,
  YEARS ENDED     TOTAL RETURN     NET ASSETS           NET ASSETS             TURNOVER RATE      END OF YEAR
  DEC. 31,             (%)                 (%)               (%)                    (%)               (000)

  1998               7.16                .46(a)           5.85(a)                 356            $   7,340
  1997               7.45                .45(a)           6.40(a)                 252                7,914
  1996               5.09                .42(a)           6.47(a)                 354                8,082
  1995              14.45                .44(a)           6.08(a)                 290                4,184
  1994 (b)            .50(c)             .40(a,d)         6.44(a,d)               316(d)             4,024

16   Legg Mason Income Trust

                            INVESTMENT GRADE NAVIGATOR CLASS

                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                      ------------------------------------------------------------
                                                            NET REALIZED &
                                                          UNREALIZED GAIN
  FOR THE             NET ASSET              NET             (LOSS) ON           TOTAL FROM
  YEARS ENDED         VALUE,            INVESTMENT          INVESTMENTS,          INVESTMENT
  DEC. 31,      BEGINNING OF YEAR         INCOME        OPTIONS AND FUTURES       OPERATIONS

  1998          $    10.59              $  .66(e)         $     .12               $   .78
  1997               10.22                .71 (e)               .37                  1.08
  1996               10.44                .70 (e)              (.22)                  .48
  1995 (f)           10.32                .03 (e)               .12                   .15
                                            DISTRIBUTIONS
----------------------------------------------------------------------------------------
                                 IN EXCESS      FROM NET
  FOR THE          FROM NET      OF NET       REALIZED                        NET ASSET
  YEARS ENDED    INVESTMENT    INVESTMENT      GAIN ON           TOTAL        VALUE,
  DEC. 31,         INCOME        INCOME       INVESTMENTS   DISTRIBUTIONS   END OF YEAR

  1998          $   (.66)     $   --         $   (.19)       $   (.85)       $  10.52
  1997              (.71)         --               --            (.71)          10.59
  1996              (.70)         --               --            (.70)          10.22
  1995 (f)          (.03)         --               --            (.03)          10.44
                                                           RATIOS/SUPPLEMENTAL DATA
                --------------------------------------------------------------------------------------------------
                                      RATIO OF           NET INVESTMENT
                                      EXPENSES           INCOME (LOSS)
  FOR THE                          TO AVERAGE             TO AVERAGE            PORTFOLIO       NET ASSETS,
  YEARS ENDED     TOTAL RETURN     NET ASSETS             NET ASSETS          TURNOVER RATE      END OF YEAR
  DEC. 31,             (%)                 (%)               (%)                    (%)             (000)

  1998               7.57                .45(e)           6.24(e)                 279            $   255
  1997              10.95                .43(e)           6.87(e)                 259                252
  1996               4.88                .41(e)           6.99(e)                 383                243
  1995 (f)           1.42(c)             .40(e,d)         6.73(e,d)               221(d)             249

                                                   Legg Mason Income Trust    17

                           HIGH YIELD NAVIGATOR CLASS

                                                         INCOME FROM
                                                    INVESTMENT OPERATIONS
                                    -----------------------------------------------------
                                                      NET REALIZED &
                                                   UNREALIZED GAIN
                                                      (LOSS) ON
 FOR THE            NET ASSET            NET          INVESTMENTS,         TOTAL FROM
 YEAR ENDED         VALUE,          INVESTMENT        OPTIONS AND         INVESTMENT
 DEC. 31,     BEGINNING OF YEAR       INCOME            FUTURES           OPERATIONS

 1998 (g)     $     16.85           $     .86      $     (1.98)         $     (1.12)
                          DISTRIBUTIONS
-------------------------------------------------------------------------------------
                               IN EXCESS      FROM NET
 FOR THE         FROM NET      OF NET        REALIZED                       NET ASSET
 YEAR ENDED    INVESTMENT    INVESTMENT      GAIN ON         TOTAL          VALUE,
 DEC. 31,        INCOME        INCOME      INVESTMENTS   DISTRIBUTIONS    END OF YEAR

 1998 (g)     $    (1.05)   $   --         $    (.01)    $    (1.06)     $    14.67
                                                       RATIOS/SUPPLEMENTAL DATA
              ---------------------------------------------------------------------------------------------
                                      RATIO OF       NET INVESTMENT
                                   EXPENSES        INCOME (LOSS)
 FOR THE                           TO AVERAGE      TO AVERAGE              PORTFOLIO        NET ASSETS,
 YEAR ENDED     TOTAL RETURN       NET ASSETS      NET ASSETS           TURNOVER RATE      END OF YEAR
 DEC 31,              (%)               (%)              (%)                 (%)            (000)

 1998 (g)         (6.91)(c)           .79(d)          8.68(d)              107(d)         $   65

(a) Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, .65%; 1997, .66%; 1996, .69%; 1995, .74%;
    and 1994, .66%.
(b) December 1, 1994 (commencement of sale of Navigator shares) to December 31, 1994.
(c) Not annualized.
(d) Annualized.
(e) Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.
(f) December 1, 1995 (commencement of sale of Navigator shares) to December 31, 1995.
(g) May 5, 1998 (commencement of sale of Navigator shares) to December 31, 1998.


18    Legg Mason Income Trust

       LEGG MASON INCOME TRUST, INC.
       ---------------------------------------------------------------------
       The following additional information about the funds is available upon request and without charge:


       STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.


       ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

       TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
       INFORMATION:

            - call toll-free 1-800-822-5544

            - visit us on the Internet via http://www.leggmason.com

            - write to us at:  Legg Mason Wood Walker, Incorporated
                               100 Light Street, P.O. Box 1476
                               Baltimore, Maryland 21203-1476


       Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. The SEC charges a fee for making copies.


                                                        SEC file number 811-5029